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                                 EXHIBIT 10.11

                             Employment Agreement
                                    Between
                           The Southern Bank Company
                              And Gates B. Little

                                2001 Amendment
                                --------------

          WHEREAS, The Southern Bank Company (the "Bank") has entered into an Employment Agreement (the "Agreement") with Gates B. Little (the "Employee"); and

          WHEREAS, the Board of Directors of the Bank (the "Board") and the Employee have determined that it is appropriate to amend the Agreement to redefine the Employee's position with the Bank.

     NOW, THEREFORE, the Agreement shall be amended as follows, effective immediately.

     1. The first sentence in Section 1 shall be amended by replacing "Chief Operating Officer" with "Chief Executive Officer."

     2. Nothing contained herein shall be held to alter, vary or otherwise affect any of the terms, provisions or conditions of the Agreement other than as stated above.

     WHEREFORE, on this 15/th/ day of March, 2001, the undersigned hereby approve this 2001 Amendment of the Agreement.

                                              THE SOUTHERN BANK COMPANY

                                              BY______________________________
                                                Its Investment Officer

                                                ______________________________
                                                               Gates B. Little